                               QUANEX CORPORATION
                            LONG-TERM INCENTIVE PLAN

         WHEREAS, Quanex Corporation, A Delaware corporation ("Quanex"), desires to establish the Quanex Corporation Long-Term Incentive Plan (the "Plan") to advance the best interests of Quanex by providing key executives of Quanex who have substantial responsibility for the management and growth of Quanex an additional incentive to remain in the employ of Quanex and to contribute materially to the continued growth, development and financial success of Quanex; and

         WHEREAS, it is intended that the Plan shall constitute a bonus program within the meaning of Department of Labor Regulation section 2510.3-2(c) that is exempt from coverage under the Employee Retirement Income Security Act of 1974, as amended;

         NOW, THEREFORE, Quanex adopts the Plan as follows:

                               QUANEX CORPORATION
                            LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS


                                                                Section
                                                                -------
ARTICLE I - PLAN PURPOSE AND TERM

         Purpose.....................................................1.1
         Term of Plan................................................1.2

ARTICLE II - DEFINITIONS

         Affiliate...................................................2.1
         Award Agreement.............................................2.2
         Board.......................................................2.3
         Cause.......................................................2.4
         Change of Control...........................................2.5
         Code........................................................2.6
         Committee...................................................2.7
         Common Stock................................................2.8
         Disability..................................................2.9
         Fiscal Year................................................2.10
         Grantee....................................................2.11
         Maximum Performance Level..................................2.12
         Performance Award..........................................2.13
         Performance Objectives.....................................2.14
         Performance Objective Percentage...........................2.15
         Performance Period.........................................2.16
         Performance Standard.......................................2.17
         Performance Unit...........................................2.18
         Performance Unit Value.....................................2.19
         Plan.......................................................2.20
         Quanex.....................................................2.21
         Retirement.................................................2.22
         Separation From Service....................................2.23
         Spouse.....................................................2.24
         Target Performance Level...................................2.25
         Threshold Performance Level................................2.26
         Vested Interest............................................2.27

ARTICLE III - ELIGIBILITY


ARTICLE IV - PERFORMANCE AWARDS
         Grants of Performance Awards....................................................4.1
         Establishment of Performance Objectives and Performance Standards...............4.2
         Special Ledger..................................................................4.3

ARTICLE V - CALCULATION AND PAYMENT OF BENEFITS

         Determination of Amounts Payable Under Performance Awards.......................5.1
         Amounts Payable Upon the Death, Disability or Retirement of the Grantee.........5.2
         Amount Payable Upon a Change of Control.........................................5.3
         No Interest on Performance Awards...............................................5.4
         Time of Payment.................................................................5.5
         Form of Payment.................................................................5.6
         Payment on Death of Grantee.....................................................5.7


ARTICLE VI - VESTING AND FORFEITURES

         Determination of Vested Interest................................................6.1
         Forfeiture Upon Separation From Service.........................................6.2
         Complete Forfeiture for Cause...................................................6.3
         Accelerated Vesting Upon Change of Control......................................6.4
         Treatment of Forfeited Interest in Performance Award............................6.5


ARTICLE VII - ADMINISTRATION

         General.........................................................................7.1
         Powers of Committee.............................................................7.2
         Committee Discretion............................................................7.3
         Disqualification of Committee Member............................................7.4


ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN


ARTICLE IX - FUNDING

         Payments Under the Plan Are the Obligation of Quanex............................9.1
         Grantees Must Rely Solely on the General Credit of Quanex.......................9.2
         Unfunded Arrangement............................................................9.3


ARTICLE X - MISCELLANEOUS
         No Employment Obligation....................................................10.1
         Tax Withholding.............................................................10.2
         Indemnification of the Committee............................................10.3
         Indemnification of the Board................................................10.4
         Gender and Number...........................................................10.5
         Headings....................................................................10.6
         Other Compensation Plans....................................................10.7
         Rights of Quanex and Affiliates.............................................10.8
         Nonalienation of Benefits...................................................10.9
         Plan and Performance Award Agreements Binding on Quanex's Successor........10.10
         Governing Law..............................................................10.11


EXHIBIT A - EXAMPLE

                                    ARTICLE I

                              PLAN PURPOSE AND TERM

         1.1. PURPOSE. The Plan is intended to provide those executives who have substantial responsibility for the management and growth of Quanex with additional incentives to remain in the employ of Quanex and to contribute materially to the continued growth, development and financial success of Quanex.

         1.2. TERM OF PLAN. The Plan is effective November 1, 2001. The Plan shall remain in effect until all amounts due under the terms of the Plan have been paid.

                                   ARTICLE II

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1. "AFFILIATE" means an entity that is treated as a single employer together with Quanex for certain employee benefit purposes under section 414 of the Code.

         2.2. "AWARD AGREEMENT" means the written agreement between Quanex and a Grantee that sets forth the terms of a Performance Award.

         2.3. "BOARD" means the board of directors of Quanex.

         2.4. "CAUSE" means (a) the willful and continued failure by the Grantee to substantially perform his duties with Quanex or its Affiliates (other than such failure resulting from his incapacity due to physical or mental illness) after demand for substantial performance is delivered to him by Quanex which specifically identifies the manner in which Quanex believes the Grantee has not substantially performed his duties; (b) the willful engaging by the Grantee in gross misconduct materially and demonstrably injurious to the property or business of Quanex or any of its Affiliates; or (c) the willful material violation of any Quanex policies regarding the protection of confidential and/or proprietary information or the material violation of any non-compete agreement between the Grantee and Quanex. For purposes of this definition, no act or failure to act on the Grantee's part will be considered willful unless done or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interests of Quanex or its Affiliates or not opposed to the interests of Quanex or its Affiliates.

         2.5. "CHANGE OF CONTROL" means the occurrence of one or more of the following events after November 1, 2001:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Covered Person") of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either

(i) the then outstanding shares of the common stock of Quanex (the "Outstanding Quanex Common Stock"), or (ii) the combined voting power of the then outstanding voting securities of Quanex entitled to vote generally in the election of directors (the "Outstanding Quanex Voting Securities"); provided, however, that for purposes of this subsection (a) of this Section, the following acquisitions shall not constitute a Change of Control of Quanex: (i) any acquisition directly from Quanex, (ii) any acquisition by Quanex, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Quanex or any entity controlled by Quanex, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section;

         (b) individuals who, as of November 1, 2001, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 1, 1999, whose election, or nomination for election by Quanex's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board;

         (c) the consummation of (xx) a reorganization, merger or consolidation or sale of Quanex or (yy) a disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Quanex Common Stock and Outstanding Quanex Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Quanex or all or substantially all of Quanex's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Quanex Common Stock and Outstanding Quanex Voting Securities, as the case may be, (ii) no Covered Person (excluding any employee benefit plan (or related trust) of Quanex or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination, were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

         (d) the approval of the stockholders of Quanex of a complete liquidation or dissolution of Quanex.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended.

         2.7 "COMMITTEE" means members of the Compensation Committee of the Board.

         2.8 "COMMON STOCK" means Quanex's common stock, $.50 par value.

         2.9 "DISABILITY" means the Separation From Service of a Grantee due to a medically determinable mental or physical impairment which, in the opinion of a physician selected by the Committee, shall prevent the Grantee from engaging in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months and which (a) was not contracted, suffered or incurred while the Grantee was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from addiction to narcotics;
(c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Grantee receives a military pension; and (d) did not result from an intentionally self-inflicted injury.

         2.10 "FISCAL YEAR" means November 1 through October 31.

         2.11 "GRANTEE" means a person who has been granted a Performance Award under the Plan.

         2.12 "MAXIMUM PERFORMANCE LEVEL" means the most stringent Performance Standard established by the Committee with respect to a Performance Award.

         2.13 "PERFORMANCE AWARD" means an incentive compensation opportunity granted under the Plan.

         2.14 "PERFORMANCE OBJECTIVES" means the criteria established by the Committee for a Fiscal year as the basis for determining the amount payable to a Grantee under a Performance Award.

         2.15 "PERFORMANCE OBJECTIVE PERCENTAGE" has the meaning specified in
Section 4.2.

         2.16 "PERFORMANCE PERIOD" means the period that commences on the first day of a Fiscal Year and ends on the day before the third anniversary of such first day of a Fiscal Year.

         2.17 "PERFORMANCE STANDARD" means a level of performance established by the Committee with respect to a Performance Award.

         2.18 "PERFORMANCE UNIT" means a unit that is awarded under the Plan pursuant to an Award Agreement for the purpose of determining the incentive compensation payable under the Plan.

         2.19 "PERFORMANCE UNIT VALUE" means, with respect to any Performance Objective, $0 if the Threshold Performance Level is not attained; $75.00 if the Threshold Performance Level is attained but the Target Performance Level is not attained; $100.00 if the Target

Performance Level is attained but the Maximum Performance Level is not attained; and $200.00 if the Maximum Performance Level is attained.

         2.20 "PLAN" means the Quanex Corporation Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

         2.21 "QUANEX" means Quanex Corporation, a Delaware Corporation.

         2.22 "RETIREMENT" means the Grantee's Separation From Service at a time when he is eligible to commence receiving retirement benefits under either the Quanex Corporation Salaried Employees' Pension Plan or the Quanex Corporation Supplemental Benefit Plan.

         2.23 "SEPARATION FROM SERVICE" means the termination of the employment relationship between the Grantee and Quanex and all Affiliates.

         2.24 "SPOUSE" means the person to whom the Grantee is married under applicable local law.

         2.25 "TARGET PERFORMANCE LEVEL" means the normal Performance Standard established by the Committee with respect to a Performance Award.

         2.26 "THRESHOLD PERFORMANCE LEVEL" means the least stringent Performance Standard established by the Committee with respect to a Performance Award.

         2.27 "VESTED INTEREST" means a Grantee's nonforfeitable interest in the benefits payable under his Performance Award pursuant to Article IV determined under the terms of Article VI.

                                   ARTICLE III

                                   ELIGIBILITY

         The individuals who shall be eligible to receive Performance Awards under the Plan during a Fiscal Year shall be those Quanex executives as the Committee shall determine.

                                   ARTICLE IV

                               PERFORMANCE AWARDS

         4.1 GRANTS OF PERFORMANCE AWARDS. Quanex may grant a Performance Award to each Grantee selected by the Committee. The potential amount payable under a Performance Award shall be based upon the attainment of Performance Objectives established by the Committee. Performance Awards may vary among Grantees. The terms of a Performance Award that are established by the Committee shall be specified in an Award Agreement. The fact that a Grantee is granted a Performance Award during a Fiscal Year shall not entitle him to have another Performance Award granted to him during any other Fiscal Year. The Committee shall retain documentation relating to all Performance Awards and the applicable Performance Objectives.

         4.2 ESTABLISHMENT OF PERFORMANCE OBJECTIVES AND PERFORMANCE STANDARDS. The Committee shall establish the Performance Objectives that apply to a Performance Award. The Committee shall assign a percentage weight of importance (a "Performance Objective Percentage") for each Performance Objective taken into account under a Performance Award. The total of the Performance Objective Percentages for all of the Performance Objectives applicable to a Performance Award shall be 100 percent. For each Performance Objective that the Committee establishes under a Performance Award, the Committee shall specify three Performance Standards which shall be referred to as the Threshold Performance Level, the Target Performance Level and the Maximum Performance Level.

         4.3 SPECIAL LEDGER. The Committee shall establish or cause to be established an appropriate record that will reflect the name of each Grantee and all other information necessary to properly reflect each Grantee's Performance Awards made by the Committee.

                                    ARTICLE V

                       CALCULATION AND PAYMENT OF BENEFITS

         5.1 DETERMINATION OF AMOUNTS PAYABLE UNDER PERFORMANCE AWARDS. As soon as administratively practicable after the end of a Fiscal Year, the Committee shall ascertain the extent to which the Performance Objectives applicable to Performance Awards made for that Fiscal Year have been achieved. The Committee shall retain with the records of the Committee documentation of its conclusions, and the basis for its conclusions, concerning the extent to which Performance Objectives were achieved. Subject to Sections 5.2 and 5.3, if a Grantee achieves a performance standard (Maximum Performance Level, Target Performance Level or Threshold Performance Level) for a Performance Objective the Grantee shall be entitled to receive, and Quanex shall pay the Grantee (or the Grantee's Spouse or estate, if applicable), an incentive payment with respect to such Performance Objective in an amount equal to the product of (1) the Grantee's Vested Interest, (2) the number of Performance Units awarded to the Grantee under the Performance Award, (3) the applicable Performance Objective Percentage for such Performance Objective and (4) the applicable Performance Unit Value ($75.00 for achieving the Threshold Performance Level; $100.00 for achieving the Target Performance Level; and $200.00 for achieving the Maximum Performance Level). If the performance standard achieved with respect to a particular Performance Objective is between the Threshold Performance Level and the Target Performance Level or between the Target Performance Level and the Maximum Performance Level, the applicable Performance Unit Value for the Performance Objective shall be determined by interpolation. If a Grantee fails to achieve at least the Threshold Performance Level for a Performance Objective he shall not be entitled to receive an incentive payment with respect to such Performance Objective. Exhibit A attached hereto contains an example that illustrates the manner in which the amount payable under a Performance Award is to be determined.

         5.2 AMOUNTS PAYABLE UPON THE DEATH, DISABILITY OR RETIREMENT OF THE GRANTEE. If a Grantee incurs a Separation From Service due to his death, Disability or Retirement during the Performance Period for which a Performance Award was granted to him, he shall be entitled to receive, and Quanex shall pay him (or his Spouse or estate, if applicable), with respect to each Performance Objective, an amount equal to the amount determined under Section 5.1 above multiplied by a fraction, the numerator of which is the number of days during the Performance Period that have elapsed prior to his Separation From Service and the denominator of which is 1095.

         5.3 AMOUNT PAYABLE UPON A CHANGE OF CONTROL. Notwithstanding any other provisions of the Plan, if a Change of Control occurs (a) prior to the expiration of the applicable Performance Period and (b) the Grantee incurs a Separation From Service during such Performance Period and on or after the date the Change of Control occurs, he shall be entitled to receive, and Quanex shall pay him (or his Spouse or estate, if applicable), with respect to each Performance Objective, an amount equal to the product of (1) the number of Performance Units awarded to the Grantee under the Performance Award, (2) $100.00, and (3) a fraction, the numerator of which is the number of days during the Performance Period that will have elapsed prior to the first day of the second Fiscal Year immediately following the Fiscal Year in which the Change of Control occurs and the denominator of which is 1095.

         5.4 NO INTEREST ON PERFORMANCE AWARDS. No interest shall be credited with respect to amounts payable under any Performance Awards.

         5.5 TIME OF PAYMENT. Unless a Change of Control occurs during the Performance Period, Quanex shall pay a Grantee the aggregate amount due to the Grantee under the Plan with respect to such Performance Period as soon as administratively practicable after the end of the Performance Period and in any event no later than 90 days after the end of the Performance Period.

         If during a Performance Period a Change of Control occurs and a Grantee incurs a Separation From Service during such Performance Period and on or after the date of the Change of Control, Quanex shall pay the Grantee the aggregate amount due the Grantee under the Plan with respect to such Performance Period as soon as administratively practicable after the date of the Change of Control and in any event no later than 120 days after the date of the Change of Control.

         Notwithstanding any other provision of the Plan to the contrary, if the Company determines that as a result of the application of section 162(m) of the Code the Company would not be entitled to take a deduction for part or all of the compensation payable to a Grantee under an Award, then, unless a Change of Control has occurred, the payment of the compensation, to the extent not currently deductible, will be delayed until December 1 of the second Fiscal Year that commences after the expiration of the applicable Performance Period.

         5.6 FORM OF PAYMENT. The payment under a Performance Award shall be in the form of cash, shares of Common Stock, or in a combination of cash and shares of Common Stock, as determined by the Committee in its sole discretion.

         5.7 PAYMENT ON DEATH OF GRANTEE. Upon the death of a Grantee before he has been paid his benefit under his Performance Award, his benefit under his Performance Award shall be paid to the Grantee's Spouse if the Spouse survives the Grantee, or to the Grantee's estate if the Grantee's Spouse does not survive the Grantee. Any payment under this Section 5.7 shall be made at the same time the payment would have been made to the Grantee.

                                   ARTICLE VI

                             VESTING AND FORFEITURES

         6.1 DETERMINATION OF VESTED INTEREST. Subject to Section 6.3, if the Grantee does not incur a Separation From Service prior to the expiration of the Performance Period applicable to his Performance Award, his Vested Interest shall be 100 percent. Further, if the Grantee dies, Retires or becomes Disabled before he has been paid his benefit under his Performance Award, his Vested Interest shall be 100 percent.

         6.2 FORFEITURE UPON SEPARATION FROM SERVICE. Subject to Section 6.4, if a Grantee incurs a Separation From Service prior to the expiration of the applicable Performance Period for any reason other than death, Retirement or Disability, his Vested Interest shall be zero and his Performance Award shall be immediately forfeited.

         6.3 COMPLETE FORFEITURE FOR CAUSE. Notwithstanding Section 6.1 of the Plan, if prior to the date that is 120 days prior to the occurrence of a Change of Control the Committee finds by a majority vote after full consideration of the facts that a Grantee was discharged from the employ of Quanex or an Affiliate for Cause, the Grantee shall immediately forfeit his Performance Award to the extent he has not yet been paid benefits pursuant to the Performance Award. The decision of the Committee as to the cause of the Grantee's discharge shall be final. No decision of the Committee shall affect the finality of the discharge of the Grantee. No Plan benefits shall be forfeited pursuant to this
Section 6.3 after the date that is 120 days prior to the occurrence of a Change of Control.

         6.4 ACCELERATED VESTING UPON CHANGE OF CONTROL. Notwithstanding any other provisions of the Plan, if a Change of Control occurs prior to the expiration of the Performance Period applicable to a Grantee's Performance Award and the Grantee incurs a Separation From Service during such Performance Period and on or after the date of the Change of Control, such Grantee's Vested Interest shall be 100 percent. Further, notwithstanding any other provisions of the Plan, if a Change of Control occurs prior to the expiration of the Performance Period applicable to a Grantee's Performance Award and no later than the date that is 120 days after a Grantee's Separation From Service, such Grantee's Vested Interest shall be 100 percent.

         6.5 TREATMENT OF FORFEITED INTEREST IN PERFORMANCE AWARD. If a Grantee's interest in a Performance Award is fully or partially forfeited for any reason, his forfeited interest in the Performance Award shall not be applied to increase the Long Term Incentive Percentages of, or to otherwise increase the amounts payable under the Plan for any remaining Grantee who has not incurred a Separation From Service on or prior to the date of the forfeiture.

                                   ARTICLE VII

                                 ADMINISTRATION

         7.1 GENERAL. The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Performance Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held.

         7.2 POWERS OF COMMITTEE. The Committee shall have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and will have all the powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

         (a) to make rules, regulations and administrative guidelines for the administration of the Plan;

         (b) to construe all terms, provisions, conditions and limitations of the Plan;

         (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect for the greatest benefit of all parties at interest;

         (d) to determine all controversies relating to the administration of the Plan, including but not limited to:

                  (1) differences of opinion arising between Quanex and a Grantee; and

                  (2) any question it deems advisable to determine in order to promote the uniform administration of the Plan for the benefit of all parties at interest;

         (e) to determine the terms and conditions, if any, not inconsistent with the terms of the Plan that are to be placed upon the Performance Award given to a particular Grantee; and

         (f) to determine the extent to which the applicable Performance Objectives have been achieved.

         7.3 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under the Plan or in making any determination under the Plan shall perform or refrain from performing those acts in its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decisions shall never be subject to de novo review, but instead shall only be overturned if found to be arbitrary or capricious by an arbitrator or a court of law.

         7.4 DISQUALIFICATION OF COMMITTEE MEMBER. A member of the Committee shall not vote or act on any Plan matter relating solely to himself.

                                  ARTICLE VIII

                        AMENDMENT OR TERMINATION OF PLAN

         The Board may terminate the Plan at any time, in its sole and absolute discretion, provided that any termination of the Plan prior to the expiration of the Performance Period shall be deemed to be a Change of Control for all purposes under the Plan. The Board may amend the Plan only with the written consent of each Grantee who has not either been paid the entire amount due him under his Performance Award or forfeited his entire interest in his Performance Award pursuant to the terms of the Plan.

                                   ARTICLE IX

                                     FUNDING

         9.1 PAYMENTS UNDER THE PLAN ARE THE OBLIGATION OF QUANEX. Benefits due under the Plan will be paid by Quanex.

         9.2 GRANTEES MUST RELY SOLELY ON THE GENERAL CREDIT OF QUANEX. The Plan is only a general corporate commitment of Quanex and each Grantee must rely solely upon the general credit of Quanex for the fulfillment of its obligations hereunder. Under all circumstances the rights of the Grantee to any asset held by Quanex will be no greater than the rights expressed in the Plan. Nothing contained in the Plan or a Performance Award will constitute a guarantee by Quanex that the assets of Quanex will be sufficient to pay any benefits under the Plan or would place the Grantee in a secured position ahead of general creditors of Quanex; the Grantees are only unsecured creditors of Quanex with respect to their Plan benefits and the Plan constitutes a mere promise by Quanex to make benefit payments in the future. No specific assets of Quanex have been or will be set aside, or will be pledged in any way for the performance of Quanex's obligations under the Plan which would remove such assets from being subject to the general creditors of Quanex.

         9.3 UNFUNDED ARRANGEMENT. It is intended that the Plan shall be unfunded for tax purposes and for purposes of Title of the Employee Retirement Income Security Act of 1974, as amended.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 NO EMPLOYMENT OBLIGATION. The granting of any Performance Award shall not constitute an employment contract, express or implied, nor impose upon Quanex or any Affiliate any obligation to employ or continue to employ the Grantee. The right of Quanex or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that a Performance Award has been granted to him.

         10.2 TAX WITHHOLDING. Quanex shall be entitled to deduct from the Performance Award or other compensation payable to each Grantee any sums required by federal, state, or local tax law to be withheld with respect to payments under a Performance Award.

         10.3 INDEMNIFICATION OF THE COMMITTEE. Quanex shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from Quanex for, all expenses (including attorneys' fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to Quanex itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, he shall have offered Quanex, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract, or otherwise.

         10.4 INDEMNIFICATION OF THE BOARD. Quanex shall indemnify each present and future member of the Board against, and each member of the Board shall be entitled without further act on his part to indemnity from Quanex for, all expenses (including attorneys' fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to Quanex itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding relating to the Plan in which he may be involved by reason of his being or having been a member of the Board, whether or not he continues to be a member of the Board at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Board. However, this indemnity shall not include any expenses incurred by any member of the Board in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Board. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Board unless, within 60 days after institution of any action, suit or proceeding, he shall have offered Quanex, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Board and shall be in addition to all other rights to which a member of the Board may be entitled as a matter of law, contract, or otherwise.

         10.5 GENDER AND NUMBER. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

         10.6 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         10.7 OTHER COMPENSATION PLANS. The adoption and maintenance of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for Quanex or any Affiliate or preclude Quanex from establishing any other forms of incentive or other compensation for employees of Quanex or any Affiliate.

         10.8 RIGHTS OF QUANEX AND AFFILIATES. The existence of Performance Awards shall not affect in any way the right or power of Quanex or an Affiliate to (a) make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Quanex's or an Affiliate's structure or business, (b) approve and consummate any merger or consolidation of Quanex or an Affiliate with or into any entity, (c) issue any bonds, debentures or interests in Quanex or an Affiliate of any nature whatsoever to any person, (d) approve and consummate the dissolution or liquidation of Quanex or an Affiliate or any sale or transfer of all or any part of Quanex's or an Affiliate's assets or business or (e) approve and consummate any other act or proceeding whether of a similar character or otherwise.

         10.9 NONALIENATION OF BENEFITS. No benefit provided under the Plan shall be transferable by the Grantee except pursuant to a state domestic relations order. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge. Any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan shall be void. No right or benefit under the Plan shall, in any manner, be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to the right or benefit. If any Grantee becomes bankrupt or attempts to anticipate, alienate, assign, pledge, sell, encumber or charge any right or benefit under the Plan, then the right or benefit shall, in the discretion of the Committee, cease. In that event, Quanex and/or one or more Affiliates may hold or apply the right or benefit or any part of the right or benefit for the benefit of the Grantee, the Grantee's Spouse, children or other dependents or any of them in the manner and in the proportion that the Committee shall deem proper, in its sole discretion, but is not required to do so. The restrictions in this Section 10.9 shall not apply to state domestic relations' orders.

         10.10 PLAN AND AWARD AGREEMENTS BINDING UPON QUANEX'S SUCCESSOR. The Plan and all Award Agreements shall be binding upon Quanex's successor. Further, the Board shall not authorize a Change of Control unless the purchaser agrees to take such actions as are necessary to cause all Grantees to be paid amounts due under the terms of the Plan as in effect prior to the Change of Control.

         10.11 GOVERNING LAW. Except to the extent such laws are preempted by federal law, the validity, interpretation, construction and enforceability of the Plan shall be governed by the laws of the State of Texas.

         IN WITNESS WHEREOF, Quanex has caused this Agreement to be executed by its authorized officer on this 6th day of December, 2001, effective as of November 1, 2001.



                                     QUANEX CORPORATION



                                     By:     /s/ PAUL GIDDENS
                                        ----------------------------------
                                     Title:  Vice President HR & Administration

                                                                       EXHIBIT A

                       EXAMPLE OF PERFORMANCE COMPENSATION
                              CALCULATION UNDER THE
                   QUANEX CORPORATION LONG-TERM INCENTIVE PLAN


         Assume that the Committee grants an executive a performance based compensation award under the Plan that is contingent upon achieving two performance goals, Performance Objective A and Performance Objective B. The Committee assigns weights of importance Performance Objective Percentages in the amounts of 40% and 60% for Performance Objective A and Performance Objective B, respectively.

         Assume that for both of Performance Objectives A and B the Committee establishes threshold, target and maximum performance standards. The per performance unit dollar values ("Performance Unit Value") assigned for achieving the threshold, target and maximum performance standards are $75, $100 and $200, respectively.

         Assume that the performance based compensation award provides that the executive is awarded 2000 units ("Performance Units") for purposes of determining the amount payable under the award.

         Assume that the executive achieves the maximum performance standard for Performance Objective A, and precisely halfway between the target and maximum performance standards for Performance Objective B. Finally, assume that the executive is continuously employed by Quanex throughout the performance period.

         The amount payable to the executive with respect to Performance Objective A is $160,000, determined as follows:

         .40 (Performance Objective Percentage) X 2000 (Performance Units) X $200 (Performance Unit Value) = $160,000.

         The amount payable to the executive with respect to Performance Objective B is $180,000, determined as follows:

         .60 (Performance Objective Percentage) X 2000 (Performance Units) X $150 (Performance Unit Value) = $180,000.

         The total amount payable to the executive under the award is $340,000.